UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 26, 2013

Date of Report

(Date of Earliest Event Reported)

SMARTDATA CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

P. O. Box 1593

Moab, Utah 84532

 (Address of principal executive offices)

(801) 557-6748

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective on the opening of business on February 26, 2013 (the “Effective Date”), the Company effected a 1-for-39 reverse stock split of its issued and outstanding shares of common stock, par value $0.001, pursuant to which each 39 shares of the Company’s common stock were converted automatically into one share of the Company’s common stock (the “Reverse Split”).  No fractional shares were issued in connection with the Reverse Split, and any fractional shares were rounded up to the next whole share.  The Reverse Split resolutions indicated that no stockholder’s holdings, on a per stockholder of record basis (and each beneficial stockholder whose shares are held in the Depository Trust Company (the “DTC”), on a per stockholder of record basis) would be reduced to less than 100 shares; no stockholder of record or beneficial owning stockholder owning less than 100 shares prior to the Reverse Split will be effected by the Reverse Split.  DTC beneficial holders who are entitled to have their aggregate holdings rounded up to 100 shares have 30 days in which to notify the Company and its transfer agent and provide information confirming that their aggregate ownership of the Company’s common stock was reduced to below 100 shares, in order to get the additional rounding shares.  Upon Effective Date, each certificate representing pre-Reverse Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares.  Holders of pre-Reverse Split shares may surrender to the Company’s transfer agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares, though no mandatory exchange of certificates will be required.  The contact information for the transfer agent is: Action Stock Transfer Corporation, 2469 East Fort Union Blvd., Suite214, Salt Lake City, Utah 84121; Telephone: (801) 274-1088.  All shares required for rounding will come from the stockholders of Burkeley J. Priest, the Company’s sole director and executive officer.  A Certificate regarding the Reverse Split was filed with the Secretary of State of Nevada under Section 78.209 of the Nevada Revised Business Corporation Act; see Item 9.01

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

3.1

Certificate of Change Pursuant to Nevada Revised Statute Section 78.209*

*Attached to our 8-K Current Report filed with the Securities and Exchange Commission on February 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTDATA CORPORATION,

a Nevada corporation

Date:  April 3, 2013                                                       /s/ Burkeley J. Priest

                                                                                       Burkeley J. Priest, President